Exhibit 21

The Company has the following subsidiaries, all of which but United Dominion Realty, L.P. are wholly owned. The Company owns general and limited partnership interests in United Dominion Realty, L.P. and Heritage Communities, L.P., constituting 93.7% and 89.2%, respectively, of the aggregate partnership interest.

Subsidiary	State of Incorporation or Organization
AAC Funding II, Inc.	Delaware
AAC Funding IV LLC	California
AAC Funding IV, Inc.	Delaware
AAC Funding Partnership II	Delaware
AAC Funding Partnership III	Delaware
AAC Seattle I, Inc.	Delaware
AAC Vancouver I, L.P.	Washington
AAC/FSC Crown Pointe Investors, LLC	Washington
AAC/FSC Hilltop Investors, LLC	Washington
AAC/FSC Seattle Properties, LLC	Delaware
API Properties 141 LLC	Nevada
API Properties 176 LLC	Nevada
ASC Properties, Inc.	Arizona
ASC-I Properties, Inc.	Arizona
ASC-II Properties, Inc.	Arizona
ASC-III Properties, Inc.	Arizona
ASC-IV Properties, Inc.	Arizona
ASC-V Properties, Inc.	Arizona
ASR Investments Corporation	Maryland
ASR Properties, Inc.	Arizona
ASV-I Properties, Inc.	Arizona
ASV-II Properties, Inc.	Arizona
ASV-III Properties, Inc.	Arizona
ASV-IV Properties, Inc.	Arizona
ASV-V Properties, Inc.	Arizona
ASV-VI Properties, Inc.	Arizona
ASV-VII Properties, Inc.	Arizona
ASV-VIII Properties, Inc.	Arizona
ASV-IX Properties, Inc.	Arizona
ASV-X Properties, Inc.	Arizona
ASV-XI Properties, Inc.	Arizona
ASV-XII Properties, Inc.	Arizona
ASV-XIII Properties, Inc.	Arizona
ASV-XIV Properties, Inc.	Arizona
ASV-XV Properties, Inc.	Arizona
ASV-XVI Properties, Inc.	Arizona
ASV-XVII Properties, Inc.	Arizona
American Apartment Communities Holdings, Inc.	Delaware
CMP-1, LLC	Delaware
Coastal Anaheim Properties, LLC	Delaware
Coastal Long Beach Properties, LLC	Delaware
Coastal Monterey Properties LLC	Delaware
Contempo Heights L.L.C.	Arizona
FMP Member, Inc.	Delaware
Finisterra Apartments L.L.C.	Arizona
Fountainhead Apartments Limited Partnership	Ohio

Governour’s Square of Columbus Co.	Ohio
Heritage Communities L.P.	Delaware
Heritage Communities, LLC	Virginia
Heritage SGP Corporation	Arizona
Heritage - 14400 Montfort L.P.	Arizona
Heritage - Arbor Terrace I, L.L.C.	Arizona
Heritage - Arbor Terrace II, L.L.C.	Arizona
Heritage - Aspen Court L.P.	Arizona
Heritage - Briar Park L.P.	Arizona
Heritage - Campus Commons North, L.L.C.	Arizona
Heritage - Campus Commons South, L.L.C.	Arizona
Heritage - Chelsea Park L.P.	Arizona
Heritage - Country Club Place L.P.	Arizona
Heritage - Gentry Place L.P.	Arizona
Heritage - Greenwood Creek L.P.	Arizona
Heritage - Highlands of Preston L.P.	Arizona
Heritage - Ivystone L.P.	Arizona
Heritage - London Park L.P.	Arizona
Heritage - Marymont L.P.	Arizona
Heritage - Pacific South Center, L.L.C.	Arizona
Heritage - Riverway L.P.	Arizona
Heritage - Smith Summit L.P.	Arizona
Heritage - Springfield L.P.	Arizona
Heritage - Timbercreek Landings L.P.	Arizona
Jamestown of St. Matthews Limited Partnership	Ohio
La Privada Apartments L.L.C.	Arizona
Northbay Properties II, L.P.	California
Parker’s Landing Venture I	Florida
Parker’s Landing Venture II	Florida
Polo Chase Venture Limited Partnership	Delaware
Regency Park, L.P.	Indiana
SWP Arkansas Properties, Inc.	Arkansas
SWP Properties I, L.P.	Delaware
SWP Properties, Inc.	Texas
SWP REMIC Properties II, Inc.	Texas
SWP REMIC Properties II-A, L.P.	Delaware
SWP Woodscape Properties I, L.P.	Delaware
SWP Woodscape Properties, Inc.	Texas
SWPT II Arizona Properties, Inc.	Arizona
South West Properties, L.P.	Delaware
South West REIT Holding, Inc.	Texas
Sunset Company	Ohio
The Commons of Columbia, Inc.	Virginia
UDR Arizona Properties, LLC	Virginia
UDR Aspen Creek, LLC	Virginia
UDR Audubon, L.P.	Delaware
UDR Beaumont, LLC	Virginia
UDR California Properties, LLC	Virginia
UDR Camino Village, L.P.	Delaware
UDR Cimarron City, L.P.	Delaware
UDR Developers, Inc.	Virginia
UDR Florida Properties, LLC	Virginia
UDR Holdings, LLC	Virginia
UDR JV Holdings, LLC	Virginia
UDR JV, L.L.C.	Virginia

UDR Kenton, L.P.	Delaware
UDR Lakeside Mills, LLC	Virginia
UDR Mandolin, L.P.	Delaware
UDR Maryland Properties, LLC	Virginia
UDR Meridian, L.P.	Delaware
UDR Mortgage Capital-1, L.L.C.	Virginia
UDR Oaks @ Weston, LLC	Delaware
UDR Ohio Properties, LLC	Virginia
UDR Out-Performance I, LLC	Virginia
UDR Parke 33, LLC	Delaware
UDR Pecan Grove, L.P.	Delaware
UDR Presidential Greens, L.L.C.	Delaware
UDR Ridgewood (I) Townhomes, LLC	Virginia
UDR Ridgewood (II) Garden, LLC	Virginia
UDR Seniors Housing, L.P.	Delaware
UDR Sierra Canyon, LLC	Virginia
UDR South Carolina Trust	Maryland
UDR Summit Ridge, L.P.	Delaware
UDR Texas Properties I, LLC	Delaware
UDR Texas Properties II, L.P.	Delaware
UDR Texas Properties, L.P.	Delaware
UDR Trillium Holdings, Inc.	Virginia
UDR Ventures I, LLC	Delaware
UDR Villages of Thousand Oaks, L.P.	Delaware
UDR Virginia Properties, LLC	Virginia
UDR Western Residential, Inc.	Virginia
UDR of NC, Limited Partnership	North Carolina
UDR of North Carolina, Inc.	North Carolina
UDR of Tennessee, L.P.	Virginia
UDR/AEGON Development Venture I, LLC	Delaware
UDRT of Alabama, Inc.	Alabama
UDRT of Virginia, Inc.	Virginia
United Dominion Realty Trust, Inc.	Virginia
United Dominion Realty, L.P.	Virginia
United Dominion Residential Ventures, L.L.C.	Virginia
United Dominion Residential, Inc.	Virginia
Wakefield Towers, L.L.C.	Delaware
Windward Point, LLC	California
Winterland San Francisco Partners	California
Woodlake Village, L.P.	California